U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 2, 2008

Citigroup Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdictions of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, New York, New York		10043
(Address of principal executive offices)		(Zip Code)

(212) 559-1000

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.

Current Report on Form 8-K

Item 7.01   Regulation FD Disclosure

Attached hereto as Exhibit 99.2 is the Guide to the Reformatted Quarterly Financial Data Supplement (the “Guide”).  The Guide is designed to highlight the key changes in the Supplement (defined below).

Exhibit 99.2 is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K, and the information contained in Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under Section 18.   Furthermore, the information contained in Exhibit 99.2 shall not be deemed to be incorporated by reference into the filings of Citigroup Inc. under the Securities Act of 1933, as amended.

Item 8.01   Other Events

Also attached as Exhibit 99.1, and incorporated by reference herein, is the Historical Reformatted Quarterly Financial Data Supplement of Citigroup Inc. and subsidiaries (the “Supplement”), with historical financial data reformatted to reflect Citi’s new organizational structure announced on March 31, 2008.  The Supplement reflects the format Citi will use to present its second quarter financial results on July 18, 2008 and is being provided to facilitate the comparison of these results with prior financial periods.  The historical financial data in the Supplement also reflects CitiCapital as a discontinued operation in light of the previously announced sale.

Item 9.01   Financial Statements and Exhibits

                   (d)   Exhibits.

Exhibit Number
99.1	Historical Reformatted Quarterly Financial Data Supplement.
99.2	Guide to the Reformatted Quarterly Financial Data Supplement.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: July 2, 2008
	By:	/s/ JOHN C. GERSPACH
Name: John C. Gerspach
Title: Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number
99.1	Historical Reformatted Quarterly Financial Data Supplement.
99.2	Guide to the Reformatted Quarterly Financial Data Supplement.